UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 2, 2005
                                                        -----------------

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-9334                                          13-3258160
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  (Commission File Number)                    (IRS Employer Identification No.)


 Two Trap Falls Road, Suite 402, Shelton, CT.                           06484
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  (Address of Principal Executive Offices)                           (Zip Code)

                                  203 402 1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

                  On September 2, 2005, the Company entered into a Second Amendment and Waiver to Credit Agreement dated as of July 1, 2005 to the Credit Agreement dated as of July 25, 2003 as amended by the First Amendment dated as of September 9, 2004 among Baldwin Europe Consolidated B.V., as Borrower, Baldwin Technology Company, Inc., as Parent, Guarantor and Borrower Representative, Baldwin Americas Corporation, Baldwin Europe Consolidated Inc., Baldwin Asia Pacific Corporation, Baldwin Graphic Systems, Inc., Baldwin Germany GmbH, Baldwin U.K. Holding Limited, Baldwin (U.K.) Ltd., Acrotec UK Ltd., Baldwin Globaltec Ltd., Baldwin Sweden Holding AB, Baldwin IVT AB, Baldwin Jimek AB, Japan-Baldwin Ltd., as Guarantors, and Maple Bank GmbH, as Lender. Terms and conditions of the Second Amendment and Waiver to Credit Agreement reduced interest rates by approximately 175 basis points and reduced the annual fees and expenses, extended the time period for providing certain financial reports and waived the termination of the custody agreement in Japan.

                  A copy of the Second Amendment and Waiver to Credit Agreement dated as of July 1, 2005 is attached herewith as Exhibit 10.72 and is hereby incorporated by reference.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits

                  10.72 Second Amendment and Waiver to Credit Agreement among Baldwin Europe Consolidated B.V., as Borrower, Baldwin Technology Company, Inc., as Parent, Guarantor and Borrower Representative, Baldwin Americas Corporation, Baldwin Europe Consolidated Inc., Baldwin Asia Pacific Corporation, Baldwin Graphic Systems, Inc., Baldwin Germany GmbH ,Baldwin U.K. Holding Limited, Baldwin (U.K.) Ltd., Acrotec UK Ltd., Baldwin Globaltec Ltd., Baldwin Sweden Holding AB, Baldwin IVT AB, Baldwin Jimek AB, Japan-Baldwin Ltd., as Guarantors, and Maple Bank GmbH, as Lender, dated as of July 1, 2005 (filed herewith).

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                BALDWIN TECHNOLOGY COMPANY, INC.
                                                --------------------------------
                                                        (Registrant)

                                                    By:  /s/ Leon Richards
                                                       -------------------------
                                                          Leon Richards
                                                           Controller
                                                      (Chief Accounting Officer)


Dated: September 9, 2005